UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 17, 2005

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Cayman Islands	0-13857	98-0366361
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

13135 South Dairy Ashford, Suite 800
Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (281) 276-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

ITEM 2.02. Results of Operations and Financial Condition.

     This report is furnished in accordance with General Instruction B.2 of Form 8-K.

     On July 17, 2005, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of such press release is included as Exhibit 99.1 and will be published in the “Newsroom” area on the Registrant’s web site at http://www.noblecorp.com. Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

ITEM 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit 99.1	Noble Corporation Press Release dated July 17, 2005, announcing the financial results for the quarter ended June 30, 2005.

FORM 8-K

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: July 18, 2005	By:	/s/ JULIE J. ROBERTSON
Julie J. Robertson,
Senior Vice President –- Administration and Corporate Secretary

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Noble Corporation Press Release dated July 17, 2005, announcing the financial results for the quarter ended June 30, 2005.